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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 25, 2003




                                  NEWCOR, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                    1-5985                        38-0865770
(State or other             (Commission File               (I.R.S. Employer
 jurisdiction of                 Number)                    Identification
  organization)                                                 Number)


            4850 COOLIDGE HWY., STE 100
               ROYAL OAK, MICHIGAN                          48073
    (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (248) 435-4269



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Item 4.           Changes in Registrants' Certifying Accountant.

                  Newcor, Inc. has appointed Rothstein, Kass & Company, P.C. to serve as the Company's auditors for the year ended December 31, 2002.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 25, 2003

                                  NEWCOR, INC.



                                  By  /s/ James J. Connor
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                                      James J. Connor
                                      President and co-Chief Executive Officer